UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 18, 2020

Date of Report (Date of Earliest Event Reported)

Central Index Key Number of issuing entity: 0001744982

UBS Commercial Mortgage Trust 2018-C12

(Exact name of issuing entity)

Central Index Key Number of registrant:  0001532799

UBS Commercial Mortgage Securitization Corp.
(Exact name of registrant as specified in its charter)

Central Index Key Number of sponsor:  0001685185

UBS AG, acting through its branch located at 1285 Avenue of the Americas, New York, New York
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor:  0001238163

Société Générale New York Branch
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor:  0001542256

Natixis Real Estate Capital LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor:  0001558761

Cantor Commercial Real Estate Lending, L.P.

(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor:  0001541468

Ladder Capital Finance LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor:  0001592182

LMF Commercial, LLC (formerly known as Rialto Mortgage Finance, LLC)
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor:  0001548567

CIBC Inc.
(Exact name of sponsor as specified in its charter)

New York	333-207340-13	38-4088324 38-4088325 38-7206211
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation of issuing entity)	File Number of issuing entity)	Identification Numbers)

c/o Wells Fargo Bank, National Association

as Certificate Administrator

9062 Old Annapolis Road

Columbia, MD

(Address of principal executive offices of issuing entity)

(212) 713-8832

Registrant’s telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01. Other Events.

Effective May 18, 2020 and pursuant to Section 7.01 of the Pooling and Servicing Agreement, dated as of July 1, 2018, relating to the UBS 2018-C11 Commercial Mortgage Trust filed as Exhibit 4.7 to the Current Report on Form 8-K filed on August 28, 2018 (the “UBS 2018-C11 PSA”), out of which the 5th Street Station Mortgage Loan (1.1% of the initial principal balance of the mortgage pool) is being serviced, LNR Partners, LLC was removed as special servicer for the 5th Street Station Whole Loan and Midland Loan Services, a Division of PNC Bank, National Association (“Midland”), a national banking association, was appointed as the successor special servicer for the 5th Street Station Whole Loan. Midland maintains its principal special servicing office at 10851 Mastin Street, Building 82, Suite 300, Overland Park, Kansas 66210 and its telephone number is (913) 253-9000.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UBS Commercial Mortgage Securitization Corp.
(Depositor)
Date: May 18, 2020
	By:	/s/ David Schell
Name: David Schell
Title: Managing Director

	By:	/s/ Nicholas Galeone
Name: Nicholas Galeone
Title: President